Exhibit 99.1

Duddell Street Acquisition Corp. Shareholders Approve Business Combination with FiscalNote Holdings, Inc.

HONG KONG and WASHINGTON, D.C. – Wednesday, July 27, 2022 - Duddell Street Acquisition Corp. (Nasdaq: DSAC) (“Duddell Street”), a publicly-traded special purpose acquisition company, announced today that its shareholders of record as of June 23, 2022, have voted to approve the previously proposed business combination (the “Business Combination”) with FiscalNote Holdings, Inc. (the “Company”) at Duddell Street’s extraordinary general meeting of shareholders (the “Special Meeting”) held earlier today.

92.5% of the votes cast at the Special Meeting were in favor of the approval of the Business Combination and the other proposals presented at the Special Meeting were also approved by the Duddell Street shareholders. The formal results of the vote will be included in a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (“SEC”) by Duddell Street.

As a result of the Business Combination, at closing, FiscalNote will combine with Duddell Street and the combined company’s name will be “FiscalNote Holdings, Inc.”. Following the closing, which is expected to take place Friday, July 29, 2022, the combined company’s Class A common stock and warrants are expected to begin trading on the New York Stock Exchange under the ticker symbols “NOTE” and “NOTE WS”, respectively, on August 1, 2022.

About FiscalNote

FiscalNote is a leading technology provider of global policy and market intelligence. By uniquely combining AI technology, actionable data, and expert and peer insights, FiscalNote empowers customers to manage policy, address regulatory developments, and mitigate global risk. Since 2013, FiscalNote has pioneered technology that delivers mission-critical insights and the tools to turn them into action. Home to CQ, Equilibrium, FrontierView, Oxford Analytica, VoterVoice, and many other industry-leading brands, FiscalNote serves more than 5,000 customers worldwide with global offices in North America, Europe, Asia, and Australia. To learn more about FiscalNote and its family of brands, visit FiscalNote.com and follow @FiscalNote.

About Duddell Street Acquisition Corp.

Duddell Street Acquisition Corp. was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Duddell Street is sponsored by Hong Kong-based hedge fund Maso Capital. Since inception, Maso Capital has invested in more than one thousand companies and situations across multiple sectors and geographies. Leveraging its stature and reputation in Hong Kong and its experienced investment team, Maso Capital has had investments in a number of TMT, healthcare, fintech and consumer companies in the region. For more information, please visit DSAC.co.

Caution Concerning Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may include, but are not limited to, statements about future financial and operating results, plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will,” “are expected to,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “pro forma,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding FiscalNote’s industry and market sizes, future opportunities for FiscalNote and Duddell Street, FiscalNote’s estimated future results and the proposed business combination between Duddell Street and FiscalNote, including pro forma market capitalization, pro forma revenue, the expected transaction and ownership structure and the likelihood, timing and ability of the parties to successfully consummate the proposed transaction. Such forward-looking statements are based upon the current beliefs and expectations of Duddell Street’s and FiscalNote’s managements and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond Duddell Street’s or FiscalNote’s control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. Except as required by law, Duddell Street and FiscalNote do not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Media Contact

Nicholas Graham

FiscalNote

press@fiscalnote.com

Investors

ICR, Inc. for FIscalNote

Sean Hannan

IR@fiscalnote.com

Duddell Street Acquisition Corp.

Sam Joshi

IR@masocapital.com

Additional Information and Where to Find It

In connection with the Business Combination, Duddell Street has filed relevant materials with the SEC, including a registration statement on Form S-4, which includes a proxy statement/prospectus of Duddell Street, which was declared effective by the SEC on July 1, 2022, and will file other documents regarding the Business Combination with the SEC. Duddell Street's shareholders and other interested persons are advised to read the definitive proxy statement and documents incorporated by reference therein filed in connection with the Business Combination, as these materials contain important information about FiscalNote, Duddell Street and the Business Combination. The documents filed by Duddell Street with the SEC may be obtained free of charge at the SEC's website at www.sec.gov.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.